MERRILL LYNCH
GLOBAL
HOLDINGS, INC.




FUND LOGO




Annual Report

November 30, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL HOLDINGS, INC.


Worldwide
Investments
As of 11/30/98

                                         Percent of
Ten Largest Industries                   Net Assets

Banking                                     17.1%
Electronics                                  9.6
Telecommunications                           7.5
Pharmaceuticals                              5.9
Software--Computer                           5.8
Retail Specialty                             5.3
Communications Equipment                     4.8
Multi-Industry                               4.2
Retail Stores                                3.9
Computer Services                            3.6




                                        Country of       Percent of
Ten Largest Equity Holdings               Origin         Net Assets

SAP AG (Systeme, Anwendungen,
  Produkte in der
  Datenverarbeitung)(Preferred)        Germany              4.6%
Cisco Systems, Inc.                    United States        3.8
CVS Corporation                        United States        3.8
Capita Group PLC                       United Kingdom       3.6
Pfizer Inc.                            United States        3.5
Intel Corporation                      United States        3.2
Wachovia Corporation                   United States        3.0
The Bank of New York Company, Inc.     United States        2.8
Northern Trust Corporation             United States        2.7
Royal Bank of Scotland Group PLC       United Kingdom       2.6



Merrill Lynch Global Holdings, Inc., November 30, 1998



DEAR SHAREHOLDER

Fiscal Year in Review
For the year ended November 30, 1998, total returns for Merrill Lynch Global Holdings, Inc.'s Class A, Class B, Class C and Class D Shares were +11.41%, +10.32%, +10.21% and +11.19%, respectively.
During the same period, the total return of the unmanaged Morgan Stanley Capital International (MSCI) World Stock Index was +19.99%, in US dollar terms, and the total return for the Lipper Analytical Services' Global Funds Average was +10.57%. The fund performed virtually in line with the average investment performance of other actively managed global funds.

Examining the annual performance on a quarterly basis reveals strategy changes that improved results as the fiscal year unfolded. The relative underperformance of the fund compared to the MSCI World Stock Index during the first fiscal quarter was a result of the fund's significant weighting in Japan and other Asian countries. Also, the portfolio had substantial weightings in mid-size energy companies and industrial companies in Asia and Europe, which also underperformed their respective stock markets. During the second half of the fund's fiscal year, we began restructuring the portfolio. We eliminated many of our holdings in Asian companies and mid-size energy and industrial companies in Europe and the United States. The fund underperformed its benchmark during the fiscal quarter ended August 31, 1998, since we had not yet completed the restructuring and the month of August represented the largest percentage decline in the US stock market since the 1930s. Although the fund did not outperform the MSCI World Stock Index in the November quarter, it did outperform other global funds as represented by the average total return for Lipper Global Funds.


Portfolio Matters
For the quarter ended November 30, 1998, total returns for Merrill Lynch Global Holdings, Inc.'s Class A, Class B, Class C and Class D Shares were +13.92%, +13.69%, +13.58% and +13.83%, respectively, in line with the total return for the Lipper Global Funds Average of +13.45%. The total return for the unmanaged MSCI World Stock Index for the November quarter was +17.51%. We continued to restructure the fund during the November quarter. We reduced our exposure to companies in Japan since we believed that business and consumer market conditions were continuing to deteriorate. Also, we liquidated equity investments in other Asian markets in response to the ongoing declines in consumer spending and the tightening of fiscal policies in many countries. We eliminated select equity holdings in Europe and Latin America as a result of the continued slowdown in real economic growth in these regions and the rising probabilities of recessions.

As a result of the restructuring of Telebras PN in Brazil, the fund received the new shares of the subsidiaries of Telebras PN. Consequently, the investment in Telebras PN provided the fund with equity holdings in 13 telecommunications companies. We liquidated the investments in three of these companies, which we considered relatively unattractive investments. We added CBS Corporation, Chancellor Media Corporation and Clear Channel Communications, Inc. to the portfolio during the November quarter. These companies are the leading radio broadcast networks in the United States. Also, CBS Corporation is one of the leading television networks. We believe that the ongoing consolidation in the radio broadcast business under current deregulation policies will result in gains from advertising and pricing for the largest networks. Also, there are major operational cost advantages for the largest networks. Under its new management, CBS Corporation is restructuring not only its radio broadcast business, but also television production and administration.


In Conclusion
We intend to continue to work toward achieving improved investment returns through our gradual restructuring of the portfolio. We have made major progress by reducing the fund's exposure to companies in Asia. Also, our shift from energy companies and industrial organizations in both the United States and Europe has improved the risk profile of the fund, in our opinion. If recessionary conditions continue in Asia and start to appear in the major countries of Europe, we believe the fund will be better positioned than before the restructuring. We appreciate your investment in Merrill Lynch Global Holdings, Inc.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager



January 13, 1999





Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Lawrence R. Fuller, Senior Vice President and
   Portfolio Manager
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Chase Manhattan Bank, N. A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Global Holdings, Inc., November 30, 1998



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Total Return
Based on a
$10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International World Stock Index. Beginning and ending values are:

                                      11/88           11/98
ML Global Holdings, Inc.++--
Class A Shares*                       $ 9,475        $24,294
ML Global Holdings, Inc.++--
Class B Shares*                       $10,000        $23,150
Morgan Stanley Capital International
World Stock Index++++                 $10,000        $26,485


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International World Stock Index.
Beginning and ending values are:

                                     10/21/94**      11/98
ML Global Holdings, Inc.++--
Class C Shares*                       $10,000        $14,093
ML Global Holdings, Inc.++--
Class D Shares*                       $ 9,475        $13,807
Morgan Stanley Capital International
World Stock Index++++                 $10,000        $18,154


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Holdings, Inc. invests in an internationally diversified portfolio of securities.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in the Class C and Class D Shares graph is 10/31/94.

    Past performance is not predictive of future performance.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        -10.79%        -15.47%
Five Years Ended 9/30/98                  + 6.81         + 5.67
Ten Years Ended 9/30/98                   + 9.08         + 8.49

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                        -11.68%        -14.81%
Five Years Ended 9/30/98                  + 5.71         + 5.71
Inception (10/21/88) through 9/30/98      + 7.62         + 7.62

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/98                        -11.71%        -12.49%
Inception (10/21/94) through 9/30/98      + 5.67         + 5.67

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        -11.01%        -15.68%
Inception (10/21/94) through 9/30/98      + 6.53         + 5.08

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Holdings, Inc., November 30, 1998


PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                                                           Ten Years/
                                                       12 Month          3 Month        Since Inception
                                                     Total Return      Total Return       Total Return
ML Global Holdings, Inc. Class A Shares*                +11.41%           +13.92%           +156.37%
ML Global Holdings, Inc. Class B Shares*                +10.32            +13.69            +131.52
ML Global Holdings, Inc. Class C Shares*                +10.21            +13.58            + 40.93
ML Global Holdings, Inc. Class D Shares*                +11.19            +13.83            + 45.72
World Stock Index**                                     +19.99            +17.51         +164.84/+81.53

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Company's ten-year/since inception periods are Class A & Class B Shares, ten years ended 11/30/98 and Class C & Class D Shares, from 10/21/94 to 11/30/98.
**The Morgan Stanley Capital International World Stock Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective. Ten years/since inception total returns are for the ten years ended 11/30/98 and from 10/31/94 to 11/30/98, respectively.


SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
LATIN                              Shares                                                                  Value    Percent of
AMERICA      Industries             Held                 Investments                       Cost          (Note 1a)  Net Assets
Argentina    Multi-Industry          278,810    Perez Companc S.A. (Class B)           $  1,023,485     $  1,450,059    0.5%

                                                Total Investments in Argentina            1,023,485        1,450,059    0.5


Brazil       Telecommunications   30,000,000  ++Embratel Participacoes S.A.
                                                (Preferred)                                 347,556          487,175    0.2
                                  30,000,000  ++Tele Centro Oeste Celular
                                                Participacoes S.A. (Preferred)               17,378           46,969    0.0
                                  30,000,000  ++Tele Centro Sul Participacoes S.A.
                                                (Preferred)                                 260,667          349,517    0.1
                                  30,000,000  ++Tele Leste Celular Participacoes
                                                S.A. (Preferred)                             21,722           24,733    0.0
                                  30,000,000  ++Tele Nordeste Celular Participacoes
                                                S.A. (Preferred)                             11,296           39,474    0.0
                                  30,000,000  ++Tele Norte Celular Participacoes
                                                S.A. (Preferred)                             17,378           23,984    0.0
                                  30,000,000  ++Tele Sudeste Celular Participacoes
                                                S.A. (Preferred)                             78,200          162,392    0.1
                                  30,000,000  ++Telecommunicacoes Brasileiras S.A.--
                                                Telebras (Preferred)                         10,427            5,247    0.0
                                  30,000,000  ++Telesp Celular Participacoes S.A.
                                                (Preferred)                                 341,039          309,793    0.1
                                  30,000,000  ++Telesp Participacoes S.A. (Preferred)       821,536          841,939    0.3

                                                Total Investments in Brazil               1,927,199        2,291,223    0.8


                                                Total Investments in Latin America        2,950,684        3,741,282    1.3


North
America


Canada       Communications           20,000    Northern Telecom Limited                    294,975          933,750    0.3
             Equipment

             Telecommunications       50,000  ++MetroNet Communications Corp.
                                                (Class B)                                 1,450,921        1,321,875    0.5

                                                Total Investments in Canada               1,745,896        2,255,625    0.8


United       Banking                 240,000    The Bank of New York Company, Inc.        3,130,284        8,220,000    2.8
States                                30,000    BankAmerica Corporation                   1,974,675        1,955,625    0.7
                                      95,000    Northern Trust Corporation                3,777,776        7,659,375    2.7
                                     100,000    Wachovia Corporation                      7,170,595        8,731,250    3.0
                                                                                       ------------     ------------  ------
                                                                                         16,053,330       26,566,250    9.2

             Broadcasting--           25,000    CBS Corporation                             630,560          745,312    0.3
             Radio & Television       15,000  ++Chancellor Media Corporation                397,036          565,312    0.2
                                      20,000  ++Clear Channel Communications, Inc.          813,182          935,000    0.3
                                                                                       ------------     ------------  ------
                                                                                          1,840,778        2,245,624    0.8

             Communications           20,000  ++Ascend Communications, Inc.                 946,478        1,122,500    0.4
             Equipment               146,250  ++Cisco Systems, Inc.                       3,206,875       11,023,594    3.8
                                                                                       ------------     ------------  ------
                                                                                          4,153,353       12,146,094    4.2

             Computers               100,000    COMPAQ Computer Corporation               3,515,380        3,250,000    1.1
                                      60,000  ++Dell Computer Corporation                 2,466,042        3,645,000    1.3
                                                                                       ------------     ------------  ------
                                                                                          5,981,422        6,895,000    2.4

             Cosmetics                35,000    Gillette Company                          1,526,871        1,607,812    0.6



Merrill Lynch Global Holdings, Inc., November 30, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
NORTH AMERICA                      Shares                                                                  Value    Percent of
(concluded)  Industries             Held                 Investments                       Cost          (Note 1a)  Net Assets
United       Electronics              85,000    Intel Corporation                      $  1,087,344     $  9,142,812    3.2%
States                                90,000    Texas Instruments Inc.                    2,012,562        6,873,750    2.4
(concluded)                                                                            ------------     ------------  ------
                                                                                          3,099,906       16,016,562    5.6

             Insurance                35,000    American International Group, Inc.        3,121,356        3,290,000    1.1

             Medical Technology        5,000  ++Boston Scientific Corporation               229,152          247,500    0.1
                                      50,000    Johnson & Johnson                         2,709,250        4,062,500    1.4
                                                                                       ------------     ------------  ------
                                                                                          2,938,402        4,310,000    1.5

             Pharmaceuticals          25,000    Bristol-Myers Squibb Company              2,432,137        3,064,062    1.1
                                      25,000    Merck & Co., Inc.                         3,201,345        3,871,875    1.3
                                      90,000    Pfizer Inc.                               2,529,031       10,046,250    3.5
                                                                                       ------------     ------------  ------
                                                                                          8,162,513       16,982,187    5.9

             Restaurants              20,000    McDonald's Corporation                    1,351,190        1,401,250    0.5

             Retail Specialty         12,500  ++Abercrombie & Fitch Co. (Class A)           603,875          700,000    0.3
                                     220,000    CVS Corporation                           5,633,409       10,862,500    3.8
                                      25,000    The Gap, Inc.                             1,573,700        1,839,062    0.6
                                      50,000  ++Staples, Inc.                             1,585,415        1,743,750    0.6
                                                                                       ------------     ------------  ------
                                                                                          9,396,399       15,145,312    5.3

             Retail Stores           150,000  ++Federated Department Stores, Inc.         4,921,701        6,253,125    2.2

             Semiconductors           17,000  ++Applied Materials, Inc.                     515,845          658,750    0.2

             Software--Computer       25,000  ++Microsoft Corporation                     2,272,500        3,050,000    1.1

             Telecommunications       30,000    GTE Corporation                           1,504,497        1,860,000    0.6
                                      60,000    Sprint Corporation (Fon Group)            3,775,435        4,365,000    1.5
                                      30,000  ++Sprint Corporation (PCS Group)              485,039          480,000    0.2
                                                                                       ------------     ------------  ------
                                                                                          5,764,971        6,705,000    2.3

                                                Total Investments in the
                                                United States                            71,100,537      123,272,966   42.9


                                                Total Investments in North America       72,846,433      125,528,591   43.7


Pacific Basin/
Asia


Australia    Broadcasting &          500,000    The News Corporation Limited              2,922,428        3,512,791    1.2
             Publishing

                                                Total Investments in Australia            2,922,428        3,512,791    1.2


Hong Kong    Multi-Industry          400,000    Hutchison Whampoa Limited                 1,949,838        2,841,459    1.0

                                                Total Investments in Hong Kong            1,949,838        2,841,459    1.0


Japan        Electrical              200,000    Matsushita Electric Industrial
             Equipment                          Company, Ltd.                             2,837,637        3,218,466    1.1
                                     250,000    Sumitomo Electric Industries              2,791,441        2,722,692    1.0
                                                                                       ------------     ------------  ------
                                                                                          5,629,078        5,941,158    2.1

             Electronics              30,000    Keyence Corporation                       2,162,440        3,389,142    1.2
                                      90,000    Murata Manufacturing Co., Ltd.            2,616,519        3,525,683    1.2
                                                                                       ------------     ------------  ------
                                                                                          4,778,959        6,914,825    2.4

             Leisure                  10,000    Sony Corporation                            847,524          732,282    0.3

             Machinery &             350,000    Minebea Co., Ltd.                         2,942,184        3,763,410    1.3
             Machine Tools

             Photography             100,000    Canon, Inc.                               1,758,792        2,210,663    0.8

             Retail Stores            40,000    Ito-Yokado Co., Ltd.                      1,760,352        2,444,733    0.8

             Telecommunications          400    Nippon Telegraph & Telephone
                                                Corporation (NTT)                         3,217,188        2,990,898    1.0

                                                Total Investments in Japan               20,934,077       24,997,969    8.7

                                                Total Investments in the Pacific
                                                Basin/Asia                               25,806,343       31,352,219   10.9


Western Europe


Finland      Communications           10,000    Nokia Oyj (Class A)                         281,408          978,694    0.3
             Equipment

                                                Total Investments in Finland                281,408          978,694    0.3


France       Electrical Equipment     10,000  ++Alstom                                      340,815          234,753    0.1

             Electronics              70,000  ++STMicroelectronics N.V. (NY
                                                Registered Shares)                        4,033,757        4,698,750    1.6

             Food                     15,000    Groupe Danone                             3,569,363        4,391,689    1.5

             Information              50,000    Cap Gemini S.A.                           5,924,235        7,337,119    2.6
             Processing

                                                Total Investments in France              13,868,170       16,662,311    5.8


Germany      Banking                  70,000    Deutsche Bank AG                          4,697,032        4,335,404    1.5

             Multi-Industry           13,000    Mannesmann AG                             1,155,677        1,411,121    0.5
                                     110,000    VEBA AG                                   5,056,239        6,116,534    2.1
                                                                                       ------------     ------------  ------
                                                                                          6,211,916        7,527,655    2.6

             Retail Stores            40,000    Metro AG                                  2,276,637        2,502,218    0.9
                                      40,000    Metro AG (Rights) (a)                             0           85,892    0.0
                                                                                       ------------     ------------  ------
                                                                                          2,276,637        2,588,110    0.9

             Software--Computer       25,000    SAP AG (Systeme, Anwendungen,
                                                Produkte in der Datenverarbeitung)
                                                (Preferred)                              10,863,036       13,058,267    4.6

                                                Total Investments in Germany             24,048,621       27,509,436    9.6


Netherlands  Leisure                  10,000    Koninklijke (Royal) Philips
                                                Electronics N.V.                            295,300          634,704    0.2

             Software--Computer       10,000  ++Baan Company, N.V.                          116,946          120,646    0.1

             Telecommunications       52,200  ++Equant N.V.                               1,950,528        2,946,136    1.0

                                                Total Investments in the Netherlands      2,362,774        3,701,486    1.3


Portugal     Building Products       200,000    Cimpor-Cimentos de Portugal,
                                                SGPS, S.A.                                4,062,517        6,347,430    2.2

             Finance                 170,000    BPI-SGPS S.A. (Registered Shares)         3,235,660        5,536,549    1.9

                                                Total Investments in Portugal             7,298,177       11,883,979    4.1


Spain        Services                400,000    Prosegur, CIA de Seguridad S.A.
                                                (Registered)                              4,176,481        4,866,857    1.7

                                                Total Investments in Spain                4,176,481        4,866,857    1.7


Merrill Lynch Global Holdings, Inc., November 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)
WESTERN EUROPE                     Shares                                                                  Value    Percent of
(concluded)  Industries             Held                 Investments                       Cost          (Note 1a)  Net Assets
United       Banking                 285,000    Lloyds TSB Group PLC                   $  3,984,525     $  3,962,336    1.4%
Kingdom                              385,000    National Westminster Bank PLC
                                                (Ordinary)                                7,320,642        7,026,717    2.4
                                     500,000    Royal Bank of Scotland Group PLC          5,132,385        7,533,163    2.6
                                                                                       ------------     ------------  ------
                                                                                         16,437,552       18,522,216    6.4

             Computer Services     1,100,000    Capita Group PLC                          5,091,189       10,346,754    3.6

             Insurance               500,000    Royal & Sun Alliance Insurance
                                                Group PLC                                 6,672,402        4,175,006    1.5

             Multi-Industry          100,000    Siebe PLC                                   372,866          359,744    0.1

             Telecommunications      424,000  ++COLT Telecom Group PLC                    5,096,200        5,541,504    1.9

                                                Total Investments in the
                                                United Kingdom                           33,670,209       38,945,224   13.5

                                                Total Investments in Western Europe      85,705,840      104,547,987   36.3


SHORT-TERM                           Face
SECURITIES                          Amount                Issue

             Commercial Paper*   $10,000,000    Concord Minutemen Capital Co. LLC,
                                                5.05% due 12/01/1998                     10,000,000       10,000,000    3.5
                                   3,673,000    General Motors Acceptance Corp.,
                                                5.50% due 12/01/1998                      3,673,000        3,673,000    1.3
                                   9,250,000    International Securitization Corp.,
                                                5.20% due 12/10/1998                      9,237,975        9,237,975    3.2

                                                Total Investments in Short-Term
                                                Securities                               22,910,975       22,910,975    8.0


             Total Investments                                                         $210,220,275      288,081,054  100.2
                                                                                       ============
             Liabilities in Excess of Other Assets                                                          (517,886)  (0.2)
                                                                                                        ------------  ------
             Net Assets                                                                                 $287,563,168  100.0%
                                                                                                        ============  ======


            *Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Company.
           ++Non-income producing security.
          (a)The rights may be exercised until 12/07/1998.


             See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1998
Assets:             Investments, at value (identified cost--$210,220,275) (Note 1a)                         $288,081,054
                    Cash                                                                                           2,281
                    Receivables:
                      Dividends                                                            $    381,496
                      Capital shares sold                                                       273,928          655,424
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          22,688
                                                                                                            ------------
                    Total assets                                                                             288,761,447
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   648,984
                      Investment adviser (Note 2)                                               243,447
                      Distributor (Note 2)                                                       22,923          915,354
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       282,925
                                                                                                            ------------
                    Total liabilities                                                                          1,198,279
                                                                                                            ------------

Net Assets:         Net assets                                                                              $287,563,168
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  1,727,397
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            173,139
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              7,642
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             53,819
                    Paid-in capital in excess of par                                                         166,805,406
                    Accumulated investment loss--net                                                            (595,357)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                41,514,938
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         77,876,184
                                                                                                            ------------
                    Net assets                                                                              $287,563,168
                                                                                                            ============

Net Asset           Class A--Based on net assets of $254,471,772 and 17,273,971
Value:              shares outstanding                                                                      $      14.73
                                                                                                            ============
                    Class B--Based on net assets of $24,148,053 and 1,731,390
                    shares outstanding                                                                      $      13.95
                                                                                                            ============
                    Class C--Based on net assets of $1,060,843 and 76,423
                    shares outstanding                                                                      $      13.88
                                                                                                            ============
                    Class D--Based on net assets of $7,882,500 and 538,192
                    shares outstanding                                                                      $      14.65
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Global Holdings, Inc., November 30, 1998


STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1998
Investment Income   Dividends (net of $341,392 foreign withholding tax)                                     $  3,436,462
(Notes 1d & 1e):    Interest and discount earned                                                               1,399,571
                                                                                                            ------------
                    Total income                                                                               4,836,033
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  3,732,027
                    Transfer agent fees--Class A (Note 2)                                       723,145
                    Account maintenance and distribution fees--Class B (Note 2)                 489,274
                    Custodian fees                                                              226,228
                    Transfer agent fees--Class B (Note 2)                                       132,000
                    Printing and shareholder reports                                             99,862
                    Professional fees                                                            84,417
                    Accounting services (Note 2)                                                 69,928
                    Registration fees (Note 1f)                                                  65,333
                    Account maintenance and distribution fees--Class C (Note 2)                  41,806
                    Directors' fees and expenses                                                 37,890
                    Account maintenance fees--Class D (Note 2)                                   21,653
                    Transfer agent fees--Class D (Note 2)                                        19,845
                    Pricing fees                                                                 14,087
                    Transfer agent fees--Class C (Note 2)                                        11,995
                    Other                                                                        12,326
                                                                                           ------------
                    Total expenses                                                                             5,781,816
                                                                                                            ------------
                    Investment loss--net                                                                        (945,783)
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       41,762,356
(Loss) on             Foreign currency transactions--net                                       (406,432)      41,355,924
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                        4,041,898
(Notes 1b, 1c,        Foreign currency transactions--net                                         77,368        4,119,266
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     45,475,190
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 44,529,407
                                                                                                            ============

                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   November 30,
                    Increase (Decrease) in Net Assets:                                         1998            1997
Operations:         Investment loss--net                                                   $   (945,783)    $ (1,351,232)
                    Realized gain on investments and foreign currency transactions
                    --net                                                                    41,355,924       50,941,976
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                    4,119,266      (17,243,096)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     44,529,407       32,347,648
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --         (472,191)
Shareholders          Class C                                                                        --              (24)
(Note 1g):            Class D                                                                        --           (3,962)
                    In excess of investment income--net:
                      Class A                                                                        --       (2,756,330)
                      Class C                                                                        --             (141)
                      Class D                                                                        --          (23,124)
                    Realized gain on investments--net:
                      Class A                                                               (39,878,951)     (20,709,718)
                      Class B                                                                (7,314,996)      (2,278,771)
                      Class C                                                                  (664,387)         (49,977)
                      Class D                                                                  (999,340)        (245,755)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (48,857,674)     (26,539,993)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                           (134,289,599)     (27,845,951)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                           (138,617,866)     (22,038,296)
                    Beginning of year                                                       426,181,034      448,219,330
                                                                                           ------------     ------------
                    End of year                                                            $287,563,168     $426,181,034
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch Global Holdings, Inc., November 30, 1998


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in                              Class A++
                    the financial statements.
                                                                                For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:              1998       1997      1996     1995        1994
Per Share           Net asset value, beginning of year                $  15.05   $  15.12  $  13.87  $  12.82   $  13.07
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.02)      (.02)      .13       .05        .03
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.46        .86      1.87      1.52        .53
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.44        .84      2.00      1.57        .56
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.02)       --      (.01)      (.01)
                      In excess of investment income--net                   --       (.10)       --        --         --
                      Realized gain on investments--net                  (1.76)      (.79)     (.75)     (.51)      (.80)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.76)      (.91)     (.75)     (.52)      (.81)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  14.73   $  15.05  $  15.12  $  13.87   $  12.82
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  11.41%      6.04%    15.20%    12.92%      4.39%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.39%      1.39%     1.37%     1.51%      1.44%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.11%)     (.12%)     .92%      .41%       .23%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $254,472   $344,940  $398,310  $327,270   $330,132
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.59%     54.50%    41.14%    44.64%     40.18%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)
                    The following per share data and ratios have
                    been derived from information provided in                             Class B++
                    the financial statements.
                                                                               For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:              1998      1997      1996      1995      1994
Per Share           Net asset value, beginning of year                $  14.31   $  14.40  $  13.38  $  12.50   $  12.74
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.15)      (.17)     (.02)     (.08)      (.10)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.39        .84      1.79      1.47        .52
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.24        .67      1.77      1.39        .42
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                     (1.60)      (.76)     (.75)     (.51)      (.66)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.95   $  14.31  $  14.40  $  13.38   $  12.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  10.32%      4.98%    13.97%    11.78%      3.32%
Return:*                                                              ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             2.44%      2.42%     2.40%     2.55%      2.48%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                (1.10%)    (1.11%)    (.11%)    (.63%)     (.80%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 24,148   $ 66,791  $ 44,311  $ 44,387   $ 49,647
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.59%     54.50%    41.14%    44.64%     40.18%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.


                    See Notes to Financial Statements.


Merrill Lynch Global Holdings, Inc., November 30, 1998


FINANCIAL HIGHLIGHTS (continued)
                                                                                          Class C++++
                                                                                                                For the
                    The following per share data and ratios have                                                Period
                    been derived from information provided in                                                   Oct. 21,
                    the financial statements.                                                                  1994++ to
                                                                           For the Year Ended November 30,      Nov. 30,
                    Increase (Decrease) in Net Asset Value:              1998       1997      1996     1995       1994
Per Share           Net asset value, beginning of period              $  14.28   $  14.41  $  13.38  $  12.51   $  13.08
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.16)      (.17)     (.01)     (.08)      (.02)
                    Realized and unrealized gain (loss) on invest-
                    ments and foreign currency transactions--net          1.39        .83      1.79      1.46       (.55)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.23        .66      1.78      1.38       (.57)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --**      --        --         --
                      In excess of investment income--net                   --         --**      --        --         --
                      Realized gain on investments--net                  (1.63)      (.79)     (.75)     (.51)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.63)      (.79)     (.75)     (.51)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.88   $  14.28  $  14.41  $  13.38   $  12.51
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  10.21%      4.96%    14.05%    11.69%     (4.36%)+++
Return:***                                                            ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.46%      2.43%     2.41%     2.55%      3.00%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                (1.08%)    (1.09%)    (.09%)    (.63%)    (1.31%)*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,061   $  5,964  $    910  $    376   $    177
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.59%     54.50%    41.14%    44.64%     40.18%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Amount is less than $.01 per share.
                 ***Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                                         Class D++++
                                                                                                                For the
                    The following per share data and ratios have                                                Period
                    been derived from information provided in                                                   Oct. 21,
                    the financial statements.                                                                  1994++ to
                                                                          For the Year Ended November 30,       Nov. 30,
                    Increase (Decrease) in Net Asset Value:              1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $  14.97   $  15.04  $  13.84  $  12.81   $  13.39
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.05)      (.06)      .09       .02       (.01)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency trans-
                    actions--net                                          1.46        .87      1.86      1.52       (.57)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.41        .81      1.95      1.54       (.58)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.01)       --        --**       --
                      In excess of investment income--net                   --       (.08)       --        --         --
                      Realized gain on investments--net                  (1.73)      (.79)     (.75)     (.51)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.73)      (.88)     (.75)     (.51)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.65   $  14.97  $  15.04  $  13.84   $  12.81
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  11.19%      5.80%    14.86%    12.73%     (4.33%)+++
Return:***                                                            ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.64%      1.64%     1.63%     1.76%      2.23%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.38%)     (.39%)     .60%      .18%      (.67%)*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  7,882   $  8,486  $  4,688  $  3,459   $  1,591
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.59%     54.50%    41.14%    44.64%     40.18%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Amount is less than $.01 per share.
                 ***Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Holdings, Inc., November 30, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Holdings, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Company is authorized to write covered call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Financial futures contracts--The Company may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $175,950 have been reclassified between accumulated net investment loss and undistributed net realized capital gains and $1,858,763 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account           Distribution
                         Maintenance Fee           Fee

Class B                        0.25%               0.75%
Class C                        0.25%               0.75%
Class D                        0.25%                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:

                                MLFD      MLPF&S

Class A                         $471      $6,598
Class D                         $126      $1,169


For the year ended November 30, 1998, MLPF&S received contingent deferred sales charges of $87,871 and $522 relating to transactions in Class B and Class C Shares, respectively.



Merrill Lynch Global Holdings, Inc., November 30, 1998



NOTES TO FINANCIAL STATEMENTS (concluded)

In addition, MLPF&S received $60,494 in commissions on the execution of portfolio security transactions for the Company for the year ended November 30, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998 were $124,427,669 and $311,803,707, respectively.

Net realized gains (losses) for the year ended November 30, 1998, and net unrealized gains as of November 30, 1998 were as follows:


                                   Realized      Unrealized
                                Gains (Losses)     Gains

Long-term investments            $ 41,764,791    $ 77,860,779
Short-term investments                 (2,435)             --
Foreign currency transactions        (406,432)         15,405
                                 ------------    ------------
Total                            $ 41,355,924    $ 77,876,184
                                 ============    ============


As of November 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $77,860,779, of which $83,515,773 related to appreciated securities and $5,654,994 related to depreciated securities. The aggregate cost of investments at November 30, 1998 for Federal income tax purposes was $210,220,275.


4. Capital Share Transactions:
A net decrease in net assets derived from capital share transactions was $134,289,599 and $27,845,951 for the years ended November 30, 1998 and November 30, 1997, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                         3,466,422   $  49,455,030
Shares issued to shareholders in
reinvestment of dividends and
distributions                       2,864,459      36,521,854
                                -------------   -------------
Total issued                        6,330,881      85,976,884
Shares redeemed                   (11,977,403)   (172,486,086)
                                -------------   -------------
Net decrease                       (5,646,522)  $ (86,509,202)
                                =============   =============



Class A Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                        10,593,236   $ 157,598,934
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,586,229      22,175,485
                                -------------   -------------
Total issued                       12,179,465     179,774,419
Shares redeemed                   (15,605,732)   (236,649,109)
                                -------------   -------------
Net decrease                       (3,426,267)  $ (56,874,690)
                                =============   =============



Class B Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                           552,814   $   7,259,632
Shares issued to shareholders in
reinvestment of distributions         528,258       6,439,464
                                -------------   -------------
Total issued                        1,081,072      13,699,096
Automatic conversion of shares       (418,255)     (5,671,168)
Shares redeemed                    (3,598,708)    (50,212,204)
                                -------------   -------------
Net decrease                       (2,935,891)  $ (42,184,276)
                                =============   =============



Class B Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                         4,144,750   $  57,686,337
Shares issued to shareholders in
reinvestment of distributions         148,413       1,993,180
                                -------------   -------------
Total issued                        4,293,163      59,679,517
Automatic conversion of shares       (126,229)     (1,871,700)
Shares redeemed                    (2,575,781)    (37,239,859)
                                -------------   -------------
Net increase                        1,591,153   $  20,567,958
                                =============   =============



Class C Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                           227,450   $   3,067,011
Shares issued to shareholders in
reinvestment of dividends and
distributions                          50,102         608,239
                                -------------   -------------
Total issued                          277,552       3,675,250
Shares redeemed                      (618,894)     (8,634,328)
                                -------------   -------------
Net decrease                         (341,342)  $  (4,959,078)
                                =============   =============



Class C Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                           590,713   $   8,199,909
Shares issued to shareholders in
reinvestment of dividends and
distributions                           3,548          47,542
                                -------------   -------------
Total issued                          594,261       8,247,451
Shares redeemed                      (239,693)     (3,447,217)
                                -------------   -------------
Net increase                          354,568   $   4,800,234
                                =============   =============



Class D Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                           177,031   $   2,437,960
Shares issued to shareholders in
reinvestment of dividends and
distributions                          72,194         917,589
Automatic conversion of shares        399,858       5,671,168
                                -------------   -------------
Total issued                          649,083       9,026,717
Shares redeemed                      (677,661)     (9,663,760)
                                -------------   -------------
Net decrease                          (28,578)  $    (637,043)
                                =============   =============



Class D Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                           898,998   $  13,541,614
Shares issued to shareholders in
reinvestment of dividends and
distributions                          18,140         252,873
Automatic conversion of shares        120,997       1,871,700
                                -------------   -------------
Total issued                        1,038,135      15,666,187
Shares redeemed                      (783,014)    (12,005,640)
                                -------------   -------------
Net increase                          255,121   $   3,660,547
                                =============   =============



5. Subsequent Event:
On December 1, 1998, the Company's Board of Directors declared a long-term capital gains distribution in the amount of $2.212478 per share for each of the four classes, payable on December 21, 1998 to shareholders of record as of December 18, 1998.



Merrill Lynch Global Holdings, Inc., November 30, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Holdings, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Holdings, Inc. as of November 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Holdings, Inc. as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 14, 1999
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Global Holdings, Inc. (the "Company") during its taxable year ended November 30, 1998:

                                                    Non-Qualifying                        Foreign
                                                       Domestic    Foreign     Total       Taxes      Long-Term
                               Record     Payable      Ordinary     Source    Ordinary    Paid or      Capital
                                Date        Date        Income      Income     Income     Withheld      Gains*
Class A Shares                12/19/97    12/30/97     $.212267    $.061958   $.274225    $.023080    $1.489670
Class B Shares                12/19/97    12/30/97     $.089019    $.025984   $.115003    $.023080    $1.489670
Class C Shares                12/19/97    12/30/97     $.104908    $.030621   $.135529    $.023080    $1.489670
Class D Shares                12/19/97    12/30/97     $.187196    $.054640   $.241836    $.023080    $1.489670

*Of this distribution, 44.60% is subject to the 28% tax rate and
 55.40 is subject to the 20% tax rate.


All of the foreign taxes paid or withheld represent taxes incurred by the Company on dividends received by the Company from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.






PORTFOLIO CHANGES (UNAUDITED)

For the Quarter Ended November 30, 1998

Additions

 BankAmerica Corporation
 CBS Corporation
 Chancellor Media Corporation
 Clear Channel Communications, Inc.
 Embratel Participacoes S.A. (Preferred)
 Sprint Corporation (PCS Group)
*Tele Celular Sul Participacoes S.A.
 Tele Centro Oeste Celular Participacoes S.A. (Preferred)
 Tele Centro Sul Participacoes S.A. (Preferred)
 Tele Leste Celular Participacoes S.A. (Preferred)
 Tele Nordeste Celular Participacoes S.A. (Preferred)
 Tele Norte Celular Participacoes S.A. (Preferred)
*Tele Norte Leste Participacoes S.A.
 Tele Sudeste Celular Participacoes S.A. (Preferred)
*Telemig Celular Participacoes S.A.
 Telesp Celular Participacoes S.A.
 (Preferred)
 Telesp Participacoes S.A. (Preferred)


Deletions

 Alcatel Alsthom Cie Generale d'Electricite S.A.
 Astec (BSR) PLC
 Banco de Galicia y Buenos Aires S.A. (ADR)
 Banco Latinoamericano de Exportaciones, S.A. (E Shares)
 Berkeley Group PLC (The)
 City Development Ltd.
 DESC, Sociedad de Fomento Industrial, S.A. de C.V. (ADR)
 Grupo Financiero Banorte, S.A. de C.V. (Class B)
 Marui Co., Ltd.
 Mitsubishi Heavy Industries Ltd.
 Munters AB
 NEC Corporation
 NationsBank Corporation
 Overseas Chinese Banking Corp.
 Singapore Press Holdings Limited
*Tele Celular Sul Participacoes S.A.
*Tele Norte Leste Participacoes S.A.
*Telemig Celular Participacoes S.A.
 Tokio Marine & Fire Insurance Co., Ltd.
 Tokyo Broadcasting System, Inc.
 Tokyo Electron Ltd.
 US Filter Corp.

[FN]
*Added and deleted in the same quarter.